Exhibit 32.1

Certification Pursuant to 18 U.S.C. 1350,As
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 10-K for the period ended May 31, 2003 (the “Report”) of Immucor, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I certify, to the best of my knowledge, that:

    (1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

August 28, 2003

/s/ Edward L. Gallup

Edward L. Gallup
Chief Executive Officer